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                               (GRAPHIC OMITTED)











                            Electric City Value Fund

                       Electric City Dividend Growth Fund

================================================================================

                               SEMI ANNUAL REPORT
                                   (Unaudited)

                                February 28, 2002

================================================================================







--------------------------------------------------------------------------------

================================================================================
ELECTRIC CITY VALUE FUND
================================================================================

[GRAPHIC OMITTED]


To Our Shareholders:

Portfolio Summary and Performance History

On February 28, 2002 the Electric City Value Fund ("ECVFX", "Electric City", or the "Fund") had 47 holdings in the Fund, in addition to cash and equivalents, and the unaudited net asset value was $12.62 per share. This compares with an audited net asset value, adjusted for any subsequent distributions, of $12.70 on August 31, 2001.

A complete list of the Fund's holdings is available for your review on the accompanying Schedule of Investments.

Since the Fund's December 30, 1999 inception, through February 28, 2002, the Fund appreciated by 26.85% versus losses of -24.41% for the Standard & Poor's 500 Index and -20.43% for the Russell 3000(R) Index.

The key to "building wealth"

Our Fund objective is to seek "to build shareholder wealth by maximizing the total return of the fund's portfolio." The key to building wealth is to invest capital in a manner that results in a "real return", a return in excess of inflation. If we are successful in achieving a return above inflation, we will build purchasing power, which is what financial wealth is.

From January 1, 2000 through February 28, 2002 our Fund achieved a total return of 26.22% and, according to the most recent data available, the Consumer Price Index (CPI) increased by 5.64%. As a result, relative to the CPI, the Electric City Value Fund has increased wealth by 19.48% during this period.

80/40 Rule

Our investment strategy is a rigorous research and portfolio development process that identifies potential candidates for investment, with the addition of a strict requirement to invest in only our best opportunities. The prospectus requires that we "invest at least eighty percent of the fund's equity assets in a core position of no more than forty companies." This compels discipline, focus and selectivity in the management of the portfolio. This is our "80/40 rule".

Theoretically, we could own hundreds of securities, as long as the top forty holdings were no less than eighty percent of the Fund's equity assets. This allows for some flexibility, for example when tax or liquidity considerations are an issue. In effect, the 80/40 rule results in a process where companies are fighting for shelf space in the Fund.

In recent years, numerous studies have been conducted which support the benefits, from a risk/reward perspective, of structuring portfolios with certain numbers of securities positions. As a result of evaluating this research and personal experience, my view is that the optimum number of securities for most investors is between twenty and fifty, depending on the style of management, risk tolerance and other issues.

Ultimately, our 80/40 rule results in a well diversified portfolio, not so focused that there is exposure to unacceptable levels of company specific risk, but focused enough that execution of our fundamental investment strategies has the potential to provide an attractive total return.

A  Success and a Failure

In the boring is beautiful category is one of our largest and best performing holdings, Decorator Industries. Decorator designs, manufactures and sells interior furnishings, such as draperies, blinds, bedspreads and pillows, for use in the manufactured housing, recreational vehicle and hospitality industries. The company was founded in 1953 and came public in 1967.

To say that the company, at least as far as Wall Street and the investing public is concerned, is ignored and forgotten would be an understatement. When we first started buying shares of the company in May 2000, there were no brokerage analysts covering the company and little institutional interest. The average daily trading volume was quite small, in fact many days the stock did not trade even one share. There continues to be no brokerage coverage, although some respectable institutions, including Fidelity, recently reported investments in the company.

The company has a very clean balance sheet with modest levels of debt, as has been the case for many years. It has been consistently profitable and cash flow positive, the company tells us that the last loss was incurred in 1985. The management of the company, also significant shareholders, has consistently performed well in allocating free cash flow. In addition to a dividend, the company has periodically purchased stock on the open market.

We purchased Decorator on six separate occasions from May 2000 to July 2001, at prices ranging from $4.93 to $2.65, with an average cost basis of $3.28. The closing price on February 28, 2002 was $4.92, although subsequent to the end of the semi-annual period the price has increased further to $6.20 (as of April 30, 2002).

One of our losers, thankfully we have had few of late, was Crown Castle International. Crown Castle owns, operates and manages over 15,000 wireless communication towers internationally.

Unfortunately, Crown Castle has suffered from the massive turmoil occurring in the wireless technology and communications industry. Saddled with a sizable amount of debt and near term uncertainty, we decided to sell the entire position, which had an average cost of $18.61, in October 2001 at $11.20. A minor sale had occurred previously, in April 2001, primarily for tax reasons. As of April 30, 2002, Crown Castle was trading at $7.30.

However, the company is growing revenues rapidly and is a leader in its sector. The company effectively owns what I refer to as "elevated real estate", which is available for lease to broadcast and communications tenants. Given the visual impact and zoning issues of towers, there is a limit to the amount of this "real estate", and it is reasonable to assume that current tower sites have significant value. While our original position did not work out, we continue to see potential for the industry and the company and may re-establish an investment in the future.

Thank you!

The daily net asset value is now available on all quotation systems by using the symbol ECVFX. Electric City Value Fund data is also now available in all Morningstar products.

Please don't hesitate to call us if you have any questions about your account or want to discuss the Fund. Shareholder Services can be reached by calling 800-453-6556. I can be reached at 518-370-0289.

As always, thank you for your trust and confidence. We hope that in the years to come we will be able to repay you by achieving our Fund objective of building shareholder wealth.

/s/ James W. Denney

James W. Denney
President and Portfolio Manager
Electric City Value Fund

================================================================================
 Electric City Value Fund
================================================================================

                                                         Schedule of Investments
                                                   February 28, 2002 (Unaudited)
--------------------------------------------------------------------------------
 Shares/Principal Amount                           Market Value      % of Assets
--------------------------------------------------------------------------------

 COMMON STOCKS
 Advertising
      1,200 Valassis Communications, Inc. *         $ 46,152             2.37%
                                                    --------

 Airlines
      1,000 Delta Air Lines, Inc.                     34,500             1.77%
                                                      ------

 Apparel / Accessories
      2,000 Liz Claiborne, Inc.                       90,930             4.67%
                                                      ------

 Audio & Video Equipment
      8,600 Rockford Corporation *                    75,852             3.90%
                                                      ------

 Auto & Truck Manufacturers
      1,500 Ford Motor  Co.                           22,320
      2,000 Visteon  Corporation                      28,360
                                                      ------
                                                      50,680             2.61%

 Broadcasting & Cable TV
      1,000 General Motors Class H (Hughes
            Electronics) *                            14,750
      3,300 XM Satellite Radio Holdings Inc.'A'*      39,336
                                                      ------
                                                      54,086             2.78%

 Business Services
      2,500 INT Media Group, Inc.*                     5,625             0.29%
                                                       -----

 Communications Services
      1,000 Verizon Communications                    46,800
        800 WorldCom Inc.*                             6,016
                                                       -----
                                                      52,816             2.72%

 Computer Services
      5,000 Cybersource Corp.*                        10,050
     10,000 Hoover's *                                45,500
      2,000 Multex.com *                               7,940
      6,500 VIA NET.WORKS, Inc.*                       5,850
                                                       -----
                                                      69,340             3.56%
*  Non Income producing security

    The accompanying notes are an integral part of the financial statements.

================================================================================
 Electric City Value Fund
================================================================================

                                                         Schedule of Investments
                                                   February 28, 2002 (Unaudited)
                                                                     (Continued)
--------------------------------------------------------------------------------
 Shares/Principal Amount                           Market Value      % of Assets
--------------------------------------------------------------------------------

 Conglomerates
      1,500 Honeywell Inc.                            57,180
      2,000 Tyco Laboratories, Inc.                   58,200
                                                      ------
                                                     115,380             5.93%

 Electric Utilities
        586 National Grid Group PLC                   19,045
      3,250 New Power Holdings, Inc.*                  2,698
                                                       -----
                                                      21,743             1.12%
 Electronic Instruments & Controls
      1,800 Bel Fuse, Class B                         41,328             2.12%
                                                      ------

 Fish / Livestock
      3,000 Tejon Ranch*                              78,900             4.06%
                                                      ------

 Food Processing
      9,000 Galaxy Nutritional Foods *              $ 50,850             2.61%
                                                    --------

 Footwear
      2,500 Stride Rite                               19,375             1.00%
                                                      ------

 Investment Services
        600 Value Line, Inc.                          27,960             1.44%
                                                      ------

 Oil & Gas Operations
      7,400 Mallon Resources Corporation*              9,768             0.50%
                                                       -----

 Personal and Household Products
     17,000 Decorator Industries                      83,640             4.30%
                                                      ------

 Personal Services
        700 Pre-Paid Legal Services, Inc.*            17,535
      4,700 Steiner Leisure Ltd*                      87,326
                                                      ------
                                                     104,861             5.39%

 Pharmaceuticals
      1,200 Merck & Co. Inc.                          73,596             3.77%
                                                      ------

 Property and Casualty Insurance
      1,900 Allstate Corp.                            66,538
         30 Berkshire Hathaway, Inc. Class B *        72,750
                                                      ------
                                                     139,288             7.16%

*  Non Income producing security

    The accompanying notes are an integral part of the financial statements.

================================================================================
 Electric City Value Fund
================================================================================

                                                         Schedule of Investments
                                                   February 28, 2002 (Unaudited)
                                                                     (Continued)
--------------------------------------------------------------------------------
 Shares/Principal Amount                           Market Value      % of Assets
--------------------------------------------------------------------------------

 Real Estate
      1,000 Consolidated Tomoka Land Co.              20,100             1.03%
                                                      ------

 Recreational Services
      2,000 Disney (Walt) Co.                         46,000
      1,000 Royal Caribbean Cruises                   18,480
                                                      ------
                                                      64,480             3.31%

 Regional Banks
      1,100 Banknorth Group, Inc.                     27,489
      1,804 Community Bank System, Inc.               52,100
                                                      ------
                                                      79,589             4.09%

 Retail (Specialty)
      5,000 OfficeMax*                                20,250
      1,800 Toys R Us, Inc.*                          32,058
                                                      ------
                                                      52,308             2.69%

 Savings & Loans / Savings Banks
      1,400 Flagstar Bancorp, Inc.                    33,040
      1,000 Washington Mutual, Inc.                   32,530
                                                      ------
                                                      65,570             3.37%

 Scientific & Technical Instruments
        500 Trimble Navigation Ltd.*                   6,500             0.33%
                                                       -----

 Semiconductors
      1,500 Axcelis Technologies , Inc.*              18,315             0.94%
                                                      ------

 Software & Programming
     80,000 IFS International Holdings, Inc.* (a)      8,800
     30,000 Insightful Corporation*                   81,000
      5,000 Lante Corp.*                               5,150
      5,000 Viant Corporation*                         6,700
                                                       -----
                                                     101,650             5.23%

 Water Transportation
      1,800 Alexander & Baldwin                       44,568             2.29%
                                                      ------


 Total for Common Stock ($1,779,879)               1,699,750            87.37%
                                                   =========

*  Non Income producing security

    The accompanying notes are an integral part of the financial statements.

================================================================================
 Electric City Value Fund
================================================================================

                                                         Schedule of Investments
                                                   February 28, 2002 (Unaudited)
                                                                     (Continued)
--------------------------------------------------------------------------------
 Shares/Principal Amount                           Market Value      % of Assets
--------------------------------------------------------------------------------

 PREFERRED STOCKS
      1,000 Provident Capital Trust IV 9.45%          25,010             1.29%
                                                      ------


 Total for Preferred Stock (Cost $25,000)             25,010             1.29%
                                                      ======


 CASH AND EQUIVALENTS
      ##### Firstar U.S.Treasury Money Market Fund
            1.32% (Cost $230,931)                    230,931            11.87%
                                                     -------


            Total Investments                      1,955,691           100.53%
                                                   ---------
                    (Identified Cost $ 1,781,692)

            Other Assets Less Liabilities              1,679             0.09 %
                                                       -----

            Net Assets                            $1,945,420           100.00%
                                                  ==========


 CALL OPTIONS WRITTEN
                                                   Shares Subject
 Common Stocks/Expiration Date/Exercise Price         to call       Fair Value
 --------------------------------------------         -------       ----------

Axcelis Technologies/April 2002/$17.50                   800          $ 160
Allstate Corp./April 2002/$35.00                       1,000          1,450
Delta Airlines, Inc./April 2002/$35.00                   500        $ 1,200
General Motors Corp../ March 2002/$17.50               1,000             50
Honeywell, Inc./ March 2002/$37.50                       700          1,120
Liz Claiborne/April 2002/$27.50                        1,600          5,280
Pre-Paid Legal Services/March 2002/$25.00                700          1,610
Valassis/April 2002/$40.00                             1,200          1,080
                                                       -----
 Total (Premiums Received $7,496)(Note 9)           $ 11,950
                                                    ========




(a) An Officer of the Adviser is also a board member of IFS International Holdings, Inc.



*  Non Income producing security

    The accompanying notes are an integral part of the financial statements.

================================================================================
 Electric City Value Fund
================================================================================

Statement of Assets and Liabilities
February 28, 2002 (Unaudited)

Assets
     Investment Securities at Market Value                    $ 1,955,691
          (Identified Cost $ 1,781,692)
     Cash                                                           1,301
     Receivables:
          Dividends and Interest                                    2,596
                                                                    -----
               Total Assets                                     1,959,588
Liabilities
     Administrative Fees                                              942
     Investment Advisory Fees                                       1,276
     Covered Call Options Written (premiums received
        $7,496)                                                    11,950
                                                                   ------
               Total Liabilities                                   14,168
                                                                   ------
Net Assets                                                    $ 1,945,420
                                                              ===========
Net Assets Consist of:
     Capital Paid In                                            1,754,530
     Accumulated Net Investment Loss                               (3,530)
     Accumulated Undistributed Realized Gain (Loss)
        on Investments - Net                                       18,608
     Unrealized Appreciation in Value
          of Investments Based on Identified Cost - Net           175,812
                                                                  -------
Net Assets, for 154,140 Shares Outstanding                    $ 1,945,420
                                                              ===========

     Net Asset Value Per Share ($1,945,420/154,140
        shares)                                                   $ 12.62


    The accompanying notes are an integral part of the financial statements.

================================================================================
 Electric City Value Fund
================================================================================

Statement of Operations
For the six months ending February 28, 2002 (Unaudited)

Investment Income:
     Dividends                                                   $ 10,026
     Interest                                                       1,397
                                                                    -----
          Total Investment Income                                  11,423
Expenses: (Note 2)
     Management Fees                                                8,547
     Administrative Fees                                            6,297
                                                                    -----
          Total Expenses                                           14,844

Net Investment Loss                                                (3,421)
                                                                   -------

Realized and Unrealized Gain (Loss) on Investments:
     Realized Gain (Loss) on Investments                           19,152
     Realized Gain (Loss) on Options Transactions                   9,580
     Unrealized Appreciation (Depreciation) on
        Investments                                               (29,931)
                                                                  --------
Net Realized and Unrealized Gain (Loss) on Investments
    and Options                                                    (1,199)

Net Increase (Decrease) in Net Assets from Operations            $ (4,620)
                                                                 =========


    The accompanying notes are an integral part of the financial statements.

================================================================================
 Electric City Value Fund
================================================================================

Statement of Changes in Net Assets (Unaudited)
                                                    9/1/2001          9/1/2000
                                                       to                to
                                                    2/28/2002        8/31/2001
                                                    ---------        ---------
From Operations:
     Net Investment Income                          $ (3,421)          $ 874
     Net Realized Gain (Loss) on Investments          19,152         (17,749)
     Net Realized Gain (Loss) on Option
         Transactions                                  9,580           8,949
     Net Unrealized Appreciation (Depreciation)      (29,931)        107,166
                                                     --------        -------
     Increase (Decrease) in Net Assets from
         Operations                                   (4,620)         99,240
From Distributions to Shareholders:
      Net Investment Income                                0          (3,910)
      Net Realized Gain from Security
          Transactions                                     0          (1,212)
                                                           -          -------
      Change in Net Assets from Distributions              0          (5,122)
From Capital Share Transactions:
     Proceeds From Sale of Shares                    144,092         857,545
     Shares Issued on Reinvestment of Dividends            0           5,035
     Cost of Shares Redeemed                        (113,428)        (68,959)
                                                    ---------        --------
Net Increase from Shareholder Activity                30,664         793,621

Net Increase  in Net Assets                           26,044         887,739
                                                      ------         -------

Net Assets at Beginning of Period                  1,919,376       1,031,637
Net Assets at End of Period (including
  accumulated undistributed net investment
  income (loss) of $(3,530) and $874,
  respectively)                                  $ 1,945,420     $ 1,919,376
                                                 ===========     ===========

Share Transactions:
     Issued                                           12,085          70,111
     Reinvested                                            -             455
     Redeemed                                         (9,117)         (6,009)
                                                      -------         -------
Net increase (decrease) in shares                      2,968          64,557
Shares outstanding beginning of period               151,172          86,615
                                                     -------          ------
Shares outstanding end of period                     154,140         151,172
                                                     =======         =======


    The accompanying notes are an integral part of the financial statements.

================================================================================
 Electric City Value Fund
================================================================================

Financial Highlights (Unaudited)
Selected data for a share outstanding throughout the period:

                                         9/1/2000      9/1/2000     12/30/99*
                                            to            to           to
                                        2/28/2002     8/31/2001     8/31/2000
                                        ---------     ---------     ---------
Net Asset Value -
     Beginning of Period                  $12.70        $11.91       $10.00
Net Investment Income                      (0.06)         0.01         0.07
Net Gains or Losses on Securities
     (realized and unrealized)             (0.02)         0.83         1.84
                                           ------         ----         ----
Total from Investment Operations           (0.08)         0.84         1.91
Distributions
     (from net investment income)           0.00         (0.04)        0.00
     (from capital gains)                   0.00         (0.01)        0.00
                                            ----         ------        ----
Total from Distributions                    0.00         (0.05)        0.00
Net Asset Value -
     End of Period                        $12.62        $12.70       $11.91

Total Return                               -0.63%         7.18%       19.10% (a)
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)     1,945          1,919         1,032

Ratio of Expenses to Average Net Assets     1.65%         1.65%        1.65% (b)
Ratio of Net Income to Average Net Assets  -0.38%        -0.25%        1.02% (b)
Portfolio Turnover Rate                    51.08%        69.81%       64.07% (b)




(a)  For a period of less than one year , total return is not annualized

(b)  Annualized

*    Commencement of Operations


    The accompanying notes are an integral part of the financial statements.

================================================================================
ELECTRIC CITY DIVIDEND GROWTH FUND
================================================================================

[GRAPHIC OMITTED]


To Our Shareholders:

Portfolio Summary and Performance History

On February 28, 2002 the Electric City Dividend Growth Fund ("ECDG", "Electric City", or the "Fund") had 20 holdings in the Fund, in addition to cash and equivalents, and the unaudited net asset value was $9.94 per share.

A complete list of the Fund's holdings is available for your review on the accompanying Schedule of Investments.

Since the Fund's January 4, 2002 inception, through February 28, 2002, the Fund depreciated by -0.60% versus losses of -5.61% for the Standard & Poor's 500 Index and -5.39% for the Russell 3000(R) Index.

The key to "building wealth"

Our Fund objective is to seek "to build shareholder wealth by investing in the securities of companies that are, or have the potential to, pay increasing dividends over time." The key to building wealth is to invest capital in a manner that results in a "real return", a return in excess of inflation. If we are successful in achieving a return above inflation, we will build purchasing power, which is what financial wealth is.

Why "Dividend Growth" stocks?

Earnings, accounting rules, Wall Street research analysts, public relations. The list goes on and on but there is one problem that pertains to all, they all can be massaged and manipulated by a company in a manner designed, at best, to put their best foot forward or, at worst, with a deliberate intent to mislead. One solution is to keep your eye on the dividends.

Dividends are real. You get the check in the mail and cash it. It is pretty hard to manipulate that.

Companies pay dividends out of earnings. I am talking about real cash earnings, not the mirage that some companies portray. Ever heard the term "pro-forma earnings"? That is a good topic for future letters but, for now, let's just leave it at in a capitalist, market based economy, reality will win out.

A company that has a history of dividend growth provides the shareholder with two opportunities for building wealth. The rising dividend provides an increasing income stream that can allow for maintenance or enhancement of the shareholders purchasing power, or that money can be reinvested by the shareholder in an investment of their choice. The rising dividend can only be maintained in the long term if earnings rise at a similar or greater rate. That presents the opportunity for capital appreciation as the increasing earnings and dividend performance should become worth more in the marketplace.

If the company does not pay a dividend, the company is making all of the capital allocation decisions for you. In many instances, particularly turnaround situations or emerging growth companies, retaining and reinvesting the earnings is the proper choice. However, if you need the income, your only choice is to sell shares.

The goal of corporate dividend policy should be to pay a dividend that is just right. As a shareholder in dividend growth stocks, we want the company to retain enough earnings to take advantage of business opportunities, grow the business and withstand the inevitable rough patches, while increasing the dividend on a regular basis. Prudent corporate executives and directors take the dividend policy responsibility very seriously.

Dividend payments are essentially an unwritten contract between the company and its shareholders. Managements are loath to reduce dividend payments for fear of the shareholder and market reaction. Therefore, management must be very careful in how they allocate shareholder capital.

Pay too high of a dividend and the company is hampered in its ability to execute its business plan and grow. Investment in plant, equipment or employee productivity is restricted. Opportunities to make prudent acquisitions or perform an appropriate level of research and development activities are not affordable.

Pay too little of a dividend and management has cash burning a whole in its pocket, usually a recipe for bad decisions, or sitting idle, lowering the return on shareholders equity.

Our efforts are designed to identify those companies that continually succeed in properly managing their business and getting dividend policy just right. Further, we must invest in them at the right price.

The power of dividend growth - Community Bank System

One of our holdings is Community Bank System, a bank holding company. Its banking subsidiary, Community Bank, NA, is the second largest community banker headquartered in upstate New York. In addition to providing banking services in New York and Pennsylvania, the company owns subsidiaries that perform investment management, pension administration and consulting, investment broker-dealer and insurance services.

The company has consistently increased both earnings and dividends over the years. Since 1992 the dividend rate per share has increased annually by a total of 157%, from $0.42 in 1992 to an indicated rate of $1.08 today. Even more rewarding has been the share price performance, as the stock has increased 371%, from $7.00 per share at the end of 1991 to $33.75 April 30, 2002.

A similar increase in share price is not likely to be repeated in the next ten to twelve years due to the low stock market valuation of the banking industry as a whole in the early 1990's. However, the company is still reasonably valued and positioned well for future earnings and dividend growth.

Thank you!

Please don't hesitate to call us if you have any questions about your account or want to discuss the Fund. Shareholder Services can be reached by calling 800-453-6556. I can be reached at 518-370-0289.

As always, thank you for your trust and confidence. We hope that in the years to come we will be able to repay you by achieving our Fund objective of building shareholder wealth.

/s/ James W. Denney

James W. Denney
President and Portfolio Manager
Electric City Dividend Growth Fund

================================================================================
 Electric City Dividend Growth Fund
================================================================================

                                                         Schedule of Investments
                                                   February 28, 2002 (Unaudited)
--------------------------------------------------------------------------------
 Shares/Principal Amount                           Market Value      % of Assets
--------------------------------------------------------------------------------

 COMMON STOCKS
 Auto & Truck Parts
        200 Genuine Parts Co.                         7,306             4.00%
                                                      -----

 Capital Goods
        200 Gorman-Rupp Corp.                         5,380             2.94%
                                                      -----

 Communications Services
        150 Verizon Communications                    7,020
                                                      -----

 Footware
        450 Wolverine World Wide                    $ 6,966             3.81%
                                                    -------

 Insurance Accidental & Health
        250 Unum Provident Corp.                      7,080             3.87%
                                                      -----

 Investment Services
        225 Raymond James Financial, Inc.             7,155
        200 T. Rowe Price Associates, Inc.            7,962             4.36%
                                                      -----
                                                     15,117
 Major Drugs
        200 Schering-Plough, Corp.                    6,898             3.78%
                                                      -----

 Natural Gas Utilities
        225 Piedmont Natural Gas                      7,203             3.94%
                                                      -----

 Oil & Gas Operations
        175 Exxon Mobil Corporation                   7,228             3.96%
                                                      -----

 Pharmaceuticals
        125 Merck & Co. Inc.                          7,666             4.19%
                                                      -----

 Property and Casualty Insurance
        200 Allstate Corp.                            7,004             3.83%
                                                      -----

 Recreational Services
        275 Carnival Cruise Lines, Cl. A              7,505             4.11%
                                                      -----

 Regional Banks
        300 Banknorth Group, Inc.                     7,497
        250 Community Bank System, Inc.               7,220
        300 KeyCorp                                   7,524
                                                      -----
                                                     22,241            12.17%

 Retail (Specialty)
        325 Barnes and Noble, Inc. *                  7,540
        400 Limited, Inc.                             7,204
                                                      -----
                                                     14,744             8.07%

*    Non Income producing security

    The accompanying notes are an integral part of the financial statements.

================================================================================
Electric City Dividend Growth Fund
================================================================================
                                                         Schedule of Investments
                                                    February 28,2002 (Unaudited)
                                                                     (Continued)
--------------------------------------------------------------------------------
 Shares/Principal Amount                           Market Value      % of Assets
--------------------------------------------------------------------------------

 Savings & Loans / Savings Banks
        250 Charter One                               7,615
        225 Washington Mutual, Inc.                   7,319
                                                      -----
                                                     14,934             8.17%


 Total for Common Stock ($143,230)                  144,292            78.97%
                                                    =======


 CASH AND EQUIVALENTS
          - U.S.Bank, N.A. Treasury Money Market
               Fund 1.32% (Cost $0.00)                    -             0.00%
                                                         --


            Total Investments                       144,292            78.97%
                                                    -------
                      (Identified Cost $ 145,043)

            Other Assets Less Liabilities            38,427            21.03 %
                                                     ------

            Net Assets                            $ 182,719           100.00%
                                                  =========

* Non Income producing security

    The accompanying notes are an integral part of the financial statements.

================================================================================
 Electric City Dividend Growth Fund
================================================================================

Statement of Assets and Liabilities
February 28, 2002 (Unaudited)

Assets
     Investment Securities at Market Value                   $ 144,292
          (Identified Cost $ 145,043)
     Cash                                                      156,521
     Receivables:
          Dividends and Interest                                   159
                                                                   ---
               Total Assets                                    300,972
Liabilities
     Administrative Fees                                            18
     Investment Advisory Fees                                       25
     Payable to Custodian Bank                                 111,157
     Payable for Securities Purchased                            7,053
                                                                 -----
               Total Liabilities                               118,253
                                                               -------
Net Assets                                                   $ 182,719
                                                             =========
Net Assets Consist of:
     Capital Paid In                                           181,550
     Accumulated Net Investment Income                             107
     Accumulated Undistributed Realized Gain
          (Loss) on Investments - Net                                -
     Unrealized Appreciation in Value
          of Investments Based on Identified
          Cost - Net                                             1,062
                                                                 -----
Net Assets, for 18,377 Shares Outstanding                    $ 182,719
                                                             =========

     Net Asset Value Per Share
         ($182,719/18,377 shares)                               $ 9.94


    The accompanying notes are an integral part of the financial statements.

================================================================================
 Electric City Dividend Growth Fund
================================================================================

Statement of Operations
For the two months ending February 28, 2002 (Unaudited)

Investment Income:
     Dividends                                                   $ 136
     Interest                                                       43
                                                                    --
          Total Investment Income                                  179
Expenses: (Note 2)
     Management Fees                                                42
     Administrative Fees                                            30
                                                                    --
          Total Expenses                                            72

Net Investment Income                                              107
                                                                   ---

Realized and Unrealized Gain (Loss) on Investments:
     Realized Gain (Loss) on Investments                             -
     Unrealized Appreciation (Depreciation)
        on Investments                                           1,062
                                                                 -----
Net Realized and Unrealized Gain (Loss) on
    Investments and Options                                      1,062

Net Increase (Decrease) in Net Assets from
    Operations                                                 $ 1,169
                                                               =======


    The accompanying notes are an integral part of the financial statements.

================================================================================
 Electric City Dividend Growth Fund
================================================================================

Statement of Changes in Net Assets (Unaudited)
                                                                1/4/2002*
                                                                   to
                                                                2/28/2002
                                                                ---------
From Operations:
     Net Investment Income                                        $ 107
     Net Realized Gain (Loss) on Investments                          0
     Net Unrealized Appreciation (Depreciation)                   1,062
                                                                  -----
     Increase (Decrease) in Net Assets from
        Operations                                                1,169
From Distributions to Shareholders:
     Net Investment Income                                            0
     Net Realized Gain from Security
         Transactions                                                 0
                                                                     --
      Change in Net Assets from Distributions                         0
From Capital Share Transactions:
     Proceeds From Sale of Shares                               181,550
     Shares Issued on Reinvestment of Dividends                       0
     Cost of Shares Redeemed                                          0
                                                                     --
Net Increase from Shareholder Activity                          181,550

Net Increase  in Net Assets                                     182,719
                                                                -------

Net Assets at Beginning of Period                                     0
Net Assets at End of Period (including accumulated
    undistributed net investment income of  $107              $ 182,719
                                                              =========

Share Transactions:
     Issued                                                     18,377
     Reinvested                                                      -
     Redeemed                                                        -
                                                                    --
Net increase (decrease) in shares                               18,377
Shares outstanding beginning of period                               -
                                                                    --
Shares outstanding end of period                                18,377
                                                                ======


*    Commencement of Operations

    The accompanying notes are an integral part of the financial statements.

================================================================================
 Electric City Dividend Growth Fund
================================================================================

Financial Highlights (Unaudited)
Selected data for a share outstanding throughout the period:

                                                                1/4/2002*
                                                                    to
                                                                2/28/2002
                                                                ---------
Net Asset Value -
     Beginning of Period                                         $ 10.00
Net Investment Income                                               0.00
Net Gains or Losses on Securities
     (realized and unrealized)                                     (0.06)
                                                                   ------
Total from Investment Operations                                   (0.06)
Distributions
     (from net investment income)                                   0.00
     (from capital gains)                                           0.00
                                                                    ----
Total from Distributions                                            0.00
Net Asset Value -
     End of Period                                                $ 9.94

Total Return                                                       -0.60% (a)
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)                              183

Ratio of Expenses to Average Net Assets                             1.65% (b)
Ratio of Net Income to Average Net Assets                           2.15% (b)
Portfolio Turnover Rate                                             0.00% (b)



(a)  For a period of less than one year , total return is not annualized

(b)  Annualized

*    Commencement of Operations


    The accompanying notes are an integral part of the financial statements.

================================================================================
ELECTRIC CITY FUNDS
================================================================================

                                                   NOTES TO FINANCIAL STATEMENTS
                                                               FEBRUARY 28, 2002
                                                                     (UNAUDITED)

 1.) ORGANIZATION:
     Electric City Funds, Inc. (the "Company") is a diversified, open-end management investment company. The Company was organized in Maryland as a Corporation and may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. At present, there are two series authorized by the Company, the Electric City Value Fund (the "Value Fund") and the Electric City Dividend Growth Fund (the "Dividend Growth Fund").

     The Value Fund commenced investment operations on December 30, 1999. The Fund's primary investment objective is to build shareholder wealth by maximizing the total return of the Fund's portfolio. Total return is derived by combining the total changes in the principal value of all the Fund's investment with the total dividends and interest paid to the Fund.

     The Dividend Growth Fund commenced investment operations on January 4, 2002. The Fund's primary investment objective is to build shareholder wealth by investing in the securities of companies that are, or have the potential to, pay increasing dividends over time.


  2.) SIGNIFICANT ACCOUNTING POLICIES:

     Security Valuation:
     The Funds intend to invest in a wide variety of equity and debt securities. The investments in securities are carried at market value. The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day. Short-term investments are valued at amortized cost, which approximates market. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith pursuant to procedures established by the Board of Directors.

     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board of Directors. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

     SECURITY TRANSACTION TIMING:
     Security transactions are recorded on the dates transactions are entered into (the trade dates). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned. The Funds use the identified cost basis in computing gain or loss on sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

     Income Taxes:

     It is the Funds' policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Funds' policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

================================================================================
ELECTRIC CITY FUNDS
================================================================================

                                       NOTES TO FINANCIAL STATEMENTS - CONTINUED
                                                               FEBRUARY 28, 2002
                                                                     (UNAUDITED)

     ESTIMATES:
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     OPTION WRITING:
     When either of the Funds write an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting the closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.


  3.)INVESTMENT ADVISORY AGREEMENT
     Each Fund has have entered into an investment advisory and administration agreement with Mohawk Asset Management, Inc. (the "Adviser"). Each Fund is authorized to pay the Adviser a fee equal to an annual average rate of 0.95% for investment advisory services and a fee equal to an annual average rate of 0.70% for administrative fees.

     As a result of the above calculation, for the six months ended February 28, 2002, the Adviser earned management fees totaling $8,547 and administrative fees totaling $6,297 for services provided to the Electric City Value Fund. For the two months ended February 28, 2002, the Adviser earned management fees totaling $42 and administrative fees totaling $30 for services provided to the Electric City Dividend Growth Fund.


  4.)RELATED PARTY TRANSACTIONS
     Control persons of Mohawk Asset Management, Inc. also serve as directors of the Company. These individuals receive benefits from the Adviser resulting from the advisory and administration fees paid to the Adviser of the Fund.

     The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of February 28, 2002, Waterhouse Securities Corporation held for the benefit of others, in aggregate, approximately 78% and 86% of the Value Fund and the Dividend Growth Fund, respectively.

  5.)DISTRIBUTION PLAN
     The Funds have adopted a distribution plan in accordance with Rule 12b-1 under the Investment Company Act of 1940. During the respective periods ending February 28, 2002 the plan had not been implemented.

================================================================================
ELECTRIC CITY FUNDS
================================================================================

                                       NOTES TO FINANCIAL STATEMENTS - CONTINUED
                                                               FEBRUARY 28, 2002
                                                                     (UNAUDITED)



  6.)CAPITAL STOCK AND DISTRIBUTION
     At February 28, 2002, the Company was authorized to issue 100,000,000 shares of capital stock ($.0001 par value). The Company has classified and registered for sale up to 25,000,000 shares of the Funds. Paid in capital at February 28, 2002 was $1,754,530 and $181,550 for the Value Fund and the Dividend Growth Fund, respectively.

  7.)INVESTMENTS

     Value Fund: For the six months ended February 28, 2002, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $423,529 and $467,050, respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively. For federal income tax purposes, the cost of investments owned at February 28, 2002 was $1,781,692. As of February 28, 2002, the gross unrealized appreciation for all securities totaled $320,692 and the gross unrealized depreciation for all securities totaled $144,880 for a net unrealized appreciation of $175,812.

     Dividend Growth Fund: For the two months ended February 28, 2002, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $143,229 and $0, respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively. For federal income tax purposes, the cost of investments owned at February 28, 2002 was $181,550. As of February 28, 2002, the gross unrealized appreciation for all securities totaled $1,623 and the gross unrealized depreciation for all securities totaled $561 for a net unrealized appreciation of $1,062.

  8.)CALL OPTIONS WRITTEN
     As of February 28, 2002, Value Fund portfolio securities valued at $196,932 were held in escrow by the custodian as cover for call options written by the Fund.

     Transactions in options written during the six months ended February 28, 2002.

                                                 Number Of        Premiums
                                                 Contracts        Received
                                                 ---------        --------
    Options outstanding at August 31, 2001          21              2,007
    Options written                                158             15,822
    Options terminated in closing
       purchase transactions                         0                  0
    Options expired                                (94)            (9,580)
    Options exercised                              (10)              (754)
                                                   ----              -----
    Options outstanding at
       February 28, 2002                            75              7,495

     For the two month period ended February 28, 2002 there were no call options written by the Dividend Growth Fund.

--------------------------------------------------------------------------------

                               Board of Directors
                                 James W. Denney
                                 Bill R. Werner
                               Kimberleigh Elwell
                              Albert P. Jurczynski
                                Joseph D. Condon

                               Investment Adviser
                          Mohawk Asset Management, Inc.
                               112 Erie Boulevard
                              Schenectady, NY 12305

                             Dividend Paying Agent,
                          Shareholders Servicing Agent,
                                 Transfer Agent
                           Mutual Shareholder Services
                          8869 Brecksville Rd., Suite C
                             Brecksville, Ohio 44141

                                  Custodian US
                                   Bank, N.A.
                                 P.O. Box 640994
                           Cincinnati, Ohio 45264-0994

                                     Counsel
                       Law Offices of Stephanie A. Djinis
                       7918 Jones Branch Drive, Suite 600
                             McLean, Virginia 22102

                              Independent Auditors
                        McCurdy & Associates CPA's, Inc.
                                27955 Clemens Rd
                              Westlake, Ohio 44145



                               (GRAPHIC OMITTED)



                               112 Erie Boulevard
                           Schenectady, New York 12305
                              Phone (518) 370-0289
                            Toll Free (800) 453-6556
                            www.electriccityfunds.com

     This report is provided for the general information of the shareholders of Electric City Funds. This report is not intended for distribution to prospective investors in the funds, unless preceded or
                     accompanied by an effective prospectus.



--------------------------------------------------------------------------------